Accrued Expenses and Other Current Liabilities	12 Months Ended
Mar. 31, 2022
Accrued Liabilities And Other Liabilities Current [Abstract]
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
10.	Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

	As of March 31,
	2021	2022
	$	$
Accrued payroll	143	243
Accrued housing allowance	264	231
Accrued other social benefits	1,304	1,462
Deposits received from customers	72	79
Accrued audit fee	228	200
Others	336	384
	2,347	2,599

Accrued other social benefits represented the provision of employment termination payments based on management approved restructuring plan for relocating its manufacturing facilities based on China’s Labor laws. The restructuring plan is currently in process and expected to be completed within twelve months from March 31, 2022. The provision amount is reasonably estimated based on China’s Labor laws and management estimation of acceptance rate.